Regions Financial 4 Quarter Earnings Conference Call January 20, 2009 Exhibit 99.3 th

Fourth Quarter 2008 Results
›
Earnings per diluted share of ($9.01), ($0.35) excluding goodwill impairment
›
$6 billion, ($8.66) non-cash goodwill impairment charge
›
Full-year profit of $0.74 per share before goodwill impairment and merger charges
›
Credit quality
›
Sold or moved to held for sale (HFS) $1.0 billion of non-performing assets (NPAs)
›
NPAs, excluding HFS, declined $347 million due to aggressive management
›
Provision for loan losses increased to $1.15 billion, or $354 million above net charge-offs
›
Ratio of allowance for credit losses to non-performing loans (excluding loans held for sale)
increased from 1.07x to 1.81x
›
Allowance for credit losses to total loans increased 38 basis points to 1.95%
›
Annualized net charge-offs of 3.19% impacted by proactive NPL management
›
Tax settlement benefits earnings and capital by $275 million, essentially closes 1999-
2006 tax years
›
Net interest margin declined to 2.96%
›
Non-interest revenues affected by worsening economy
›
Regulatory capital ratios strengthened, liquidity remains strong

Significant Earnings Drivers
4Q08
Goodwill Impairment Charge (8.66) $
Tax Settlement 0.40
Losses on Loan Sales/Held for Sale Markdowns (0.42)
Provision above Net Charge-offs (0.32)
MSR Impairment (0.09)
Preferred Stock Issuance Impact (0.04)
All Other 0.12
Earnings Per Diluted Share (9.01) $

Credit Perspective
Portion of the loan portfolio that is under stress comprises 9% of the total, down $3.1 billion over the past year.
12/31/2008 % of Total 12/31/2007
($ in millions)
Balance Portfolio Balance Change
Homebuilder
Lots $967 1.0% $1,608 ($641)
Residential Presold 300 0.3% 618 (318)
Residential Spec 1,297 1.3% 1,893 (596)
Land 1,553 1.6% 2,926 (1,373)
National Homebuilders/Other 286 0.3% 160 126
$4,403 4.5% $7,205 ($2,802)
Home Equity Lending
Florida - 2nd lien 3,663 3.8% 3,285 378
Condominium 946 1.0% 1,614 (668)
Stressed Portfolio $9,012 9.3% $12,104 ($3,092)
Remaining Loan Portfolio $88,407 90.7% $83,275 $5,132

REGIONS

2008 Net Charge-offs to Average Loans(%)
Homebuilder
Condo
Florida - 2nd Liens
CRE - NOO
NOO Construction
Indirect Auto and Other Consumer
Residential 1st Mortgage
C&I + CRE - OO
Home Equity--excl Florida 2nd Liens
OO Construction
$4.8
$1.0
$3.7
$12.1
$6.2
$5.5
$16.0
$35.6
$12.4
$1.8

Losses Contained in Smaller Portfolios
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
30.00%
Total Loan Portfolio ($ in billions)
Note: Bar height represents charge-off percentage and width
represents average balances as of December 31, 2008.

REGIONS

REGIONS

OFHEO CONFORMING PROPERTIES

HOME PRICE DEPRECIATION - ANNUAL

- > 20% Annualized Depreciation
- 16%-20% Annualized Depreciation
- 10%-15% Annualized Depreciation
- 5%-9% Annualized Depreciation
- 1%-5% Annualized Depreciation

4Q07
1Q08
2Q08
3Q08

5 Increasing Florida Stress

$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
Non-performing Assets (NPAs)
NPAs exc. Held for Sale (HFS) ($)
Allowance for Credit Losses (ACL) / Non-performing Loans
(NPLs) exc. HFS
Increases in Charge-Offs and Loan Loss Provision
Improvements in NPAs and Coverage Ratio
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
Net Charge-Offs (NCOs) / Average Loans (%)
Loan Loss Provision ($)
Net Charge-Offs ($)
Net C/O %
LLP
NPAs
ACL/NPL
exc. HFS

Aggressive Non-performing Asset
Management
(in millions) 1Q 2Q 3Q 4Q
Beginning NPAs 864 1,204 1,621 1,642
Additions 523 730 721 1,004
Payments (62) (52) (70) (82)
Returned to Accruing Status (4) (9) (19) (44)
Charge-Offs/OREO Write-downs (92) (105) (180) (243)
Dispositions/Held for Sale (25) (147) (431) (982)
Ending NPAs
1,204 1,621 1,642 1,295
(1) Excluding non-performing assets transferred to held for sale
2008
1
1

Net Interest Income and Margin
›
Taxable-equivalent net interest income of $933 million
›
Down $41 million, excluding $43 million third quarter SILO
impact
›
Stable earning asset volumes excluding proceeds from
Government programs
›
Net interest margin of 2.96%, declined 28 basis points excluding third quarter SILO impact
›
Falling short-term interest rates
›
55% of loan portfolio tied to Prime or LIBOR
›
Deposits rates have not declined as much due to competitive
pressures

Growing Customer Deposits
($ amount in millions)
6/30/2008 9/30/2008 12/31/2008
% Change
4Q08 vs 3Q08
Low Cost Deposits 58,448 $  56,690 $   56,422 $      -0.5%
Customer Deposits 85,696 84,460 87,864 4.0%
Corporate Treasury Deposits 5,207 4,131 1,669 -59.6%
Total Deposits 90,903 88,591 89,533 1.1%
($ amount in millions)
6/30/2008 9/30/2008 12/31/2008
% Change
4Q08 vs 3Q08
Low Cost Deposits 58,649 $  55,922 $   58,425 $      4.5%
Customer Deposits 86,025 85,210 90,794 6.6%
Corporate Treasury Deposits 3,878 4,011 110 -97.3%
Total Deposits 89,903 89,221 90,904 1.9%
Deposit Portfolio - Average Balances
Deposit Portfolio - Ending Balances

Q3 to Q4 2008 Non-Interest Revenue and Expense
Changes Primarily Driven by Continued Economic
Distress
Non-Interest Revenue declined $18 million driven by lower market values on trust accounts and lower service charge revenue.
Non-Interest Expense rose 7%, excluding Goodwill and MSR impairment charges.
(in millions)
3Q08 4Q08 % Change
Non-Interest expense 1,103 $   7,273 $
MSR impairment 11 99
Goodwill impairment - 6,000
Adjusted Non-interest expense 1,092 1,174 7%

Capital Ratios
›
Tier 1 and total capital strengthened by Capital Purchase Program
›
Tangible ratio affected by an increase in tangible assets, a result of improved liquidity
Estimate
3Q08 4Q08
Tier 1 Capital Ratio 7.47% 10.39%
Total Risk-Based Capital Ratio 11.70% 14.65%
Tangible Equity to Tangible Assets 5.68% 5.23%

Strong Funding and Liquidity
Liquidity
› Combined available liquidity from the
Fed, FHLB, unpledged securities and
unused lines exceeds $45 billion
› Large excess reserve balances
› Minimal Holding Company long-term
debt maturities
› Avg Loans/Avg Deposits 111%
› Average non-interest-bearing deposits/
Average interest-earning assets 14%
Funding
› Customer core deposits fund 59% of
total assets and 88% of loans
› Customer core deposits are 98% of
total deposits
› $4 billion TLGP remaining capacity
› Issuances performing well
› Short-term funding markets loosening

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